Exhibit 99.2
                                                               ------------

            UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma condensed financial information gives effect to the acquisition of an equity interest in OFS BrightWave, LLC, a Delaware limited liability company, by CommScope Optical Technologies, Inc., ("CommScope Optical") a wholly owned indirect subsidiary of CommScope, Inc. OFS BrightWave, LLC was formed by CommScope, Inc. and The Furukawa Electric Co., Ltd. to acquire certain fiber cable and transmission fiber assets of the Fiber Optic Cable division of Lucent Technologies Inc. ("Lucent Fiber Optic Cable").

     The unaudited pro forma condensed balance sheet gives effect to the acquisition as if it had occurred on September 30, 2001. The unaudited pro forma condensed balance sheet is derived from the unaudited consolidated balance sheet of CommScope, Inc. as of September 30, 2001 and the unaudited combined balance sheet of Lucent Fiber Optic Cable as of June 30, 2001, reflected in the financial statements included elsewhere in this Form 8-K/A or incorporated by reference herein.

     The unaudited pro forma condensed statements of income give effect to the acquisition as if it had occurred at the beginning of each period. The CommScope, Inc. unaudited pro forma condensed statements of income are derived from the audited consolidated statement of income of CommScope, Inc. for the year ended December 31, 2000 and the unaudited consolidated statement of income for the nine months ended September 30, 2001, incorporated by reference herein. The OFS BrightWave, LLC unaudited pro forma condensed statements of income are derived from the audited combined statement of operations of Lucent Fiber Optic Cable for the year ended September 30, 2000 and the unaudited condensed combined statement of operations for the nine months ended June 30, 2001, reflected in the financial statements included elsewhere in this Form 8-K/A.

     The acquisition will be accounted for using the purchase method of accounting, under Statements of Financial Accounting Standards No. 141, "Business Combinations" and No. 142 "Goodwill and Other Intangible Assets." CommScope Optical's investment in OFS BrightWave, LLC will be accounted for using the equity method of accounting, under APB Opinion No. 18. Although CommScope Optical's investment in OFS BrightWave, LLC is less than 20%, CommScope Optical is required to use the equity method of accounting for an investment in a limited liability company which is organized in a specific-ownership-account-like structure. The total cost of the acquisition has been preliminarily allocated to the acquired assets and assumed liabilities based on the assumption that the historical amounts of assets and liabilities recorded in the accompanying pro forma financial information approximate their respective fair values. The actual allocation of the acquisition cost, however, and the resulting effects on the balance sheet and statements of income may differ from the pro forma amounts included herein.

     The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what CommScope, Inc.'s financial position or results of operations would have been had the acquisition occurred as of the above-referenced dates or of the financial position or results of operations that may be reported by CommScope, Inc. in the future. The future profitability of OFS BrightWave, LLC is dependent upon negotiated pricing arrangements with related parties, over which CommScope, Inc. has limited influence.

     The pro forma financial information should be read in conjunction with the historical consolidated financial statements of CommScope, Inc. and the historical combined financial statements of Lucent Fiber Optic Cable and the notes thereto.


                              COMMSCOPE, INC.
                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                         AS OF SEPTEMBER 30, 2001
                              (in thousands)

                                                                                                            COMMSCOPE,
                                                                    COMMSCOPE,          ACQUISITION            INC.
                                                                       INC.             ADJUSTMENTS          PRO FORMA
                                                                  ----------------    ----------------    ----------------

Assets:

Cash and cash equivalents...................................        $    40,928                   -         $    40,928
Accounts receivable, less allowance for
   doubtful accounts........................................            144,511                   -             144,511
Inventories.................................................             47,821                   -              47,821
Prepaid expenses and other current assets...................              4,734                   -               4,734
Deferred income taxes.......................................             20,146                   -              20,146
                                                                  ----------------    ----------------    ----------------
       Total current assets.................................            258,140                   -             258,140

Property, plant and equipment, net..........................            270,447                   -             270,447
Goodwill, net...............................................            152,652                   -             152,652
Other intangibles, net......................................             12,000                   -              12,000
Investments in and advances to OFS BrightWave, LLC..........              1,792             173,388 (1)         207,526
                                                                                             30,000 (2)
                                                                                              2,346 (3)
Other assets................................................              5,396                                   5,396
                                                                  ----------------    ----------------    ----------------

       TOTAL ASSETS.........................................        $   700,427         $   205,734         $   906,161
                                                                  ================    ================    ================

LIABILITIES AND STOCKHOLDERS' EQUITY:

Accounts payable............................................        $    20,730                   -         $    20,730
Other accrued liabilities...................................             41,855               2,446 (4)          45,051
                                                                                                750 (5)
Current portion of long-term debt...........................              2,735                                   2,735
                                                                  ----------------    ----------------    ----------------
       Total current liabilities............................             65,320               3,196              68,516

Long-term debt, less current portion........................            192,870                   -             192,870
Deferred income taxes.......................................             21,361                   -              21,361
Other noncurrent liabilities................................             20,297                   -              20,297
                                                                  ----------------    ----------------    ----------------
       Total Liabilities....................................            299,848               3,196             303,044

Commitments and contingencies

Stockholders' Equity:
       Common stock.........................................                515                 102 (6)             617
       Additional paid-in capital...........................            179,030             203,286 (6)         381,466
                                                                                               (850)(7)
       Retained earnings....................................            229,704                                 229,704
       Accumulated other comprehensive loss.................             (8,670)                  -              (8,670)
                                                                  ----------------    ----------------    ----------------
       Total Stockholders' Equity...........................            400,579             202,538             603,117
                                                                  ----------------    ----------------    ----------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...........        $   700,427         $   205,734         $   906,161
                                                                  ================    ================    ================


------------------------------

(1) Reflects CommScope Optical's equity investment in OFS BrightWave, LLC. The equity investment and related purchase of an interest bearing note (note 2) were funded by the issuance of 10.2 million shares of CommScope, Inc. common stock at a per share price of $19.94 to Lucent Technologies Inc., calculated as follows:


          Number of common shares issued                               10,200
          Per share price                                      $        19.94
                                                              ----------------
          Total value of stock issued                                 203,388
          Purchase of interest bearing note (note 2)           $      (30,000)
                                                              ----------------
          Equity investment                                    $      173,388
                                                              ================

(2) Reflects CommScope Optical's purchase of a $30 million unsecured interest bearing note of OFS BrightWave, LLC. The note represents borrowings under a revolving credit agreement which has optional prepayment terms and expires on November 16, 2006. Interest accrues at a rate per annum equal to three-month LIBOR plus 1.75% and is payable quarterly.

(3) Reflects estimated direct costs, incurred by CommScope, Inc. subsequent to September 30, 2001, related to CommScope Optical's acquisition of an equity interest in OFS BrightWave, LLC. These direct costs of acquisition increase the balance of the investment in OFS BrightWave, LLC. The total direct costs of acquisition included in the pro forma investment in OFS BrightWave, LLC are as follows:

          Direct costs of acquisition capitalized as of
            September 30, 2001                                  $       1,792
          Estimated additional direct costs of acquisition
            to be capitalized                                   $       2,346
                                                              ----------------
          Total estimated direct costs of acquisition
            to be capitalized                                   $       4,138
                                                              ================

(4)  Reflects estimated direct costs of acquisition and costs of issuing
     10.2 million shares of CommScope, Inc. common stock to Lucent Technologies Inc. incurred by CommScope, Inc. subsequent to September 30, 2001, as follows:

          Estimated additional direct costs of acquisition
            (note 3)                                             $      2,346
          Costs of equity issuance to Lucent Technologies Inc.   $        100
                                                              ----------------
          Total estimated costs incurred subsequent to
            September 30, 2001                                   $      2,446
                                                              ================

(5) Reflects CommScope, Inc.'s estimated costs of subsequent registration of the 10.2 million shares of CommScope, Inc. common stock issued to Lucent Technologies Inc. As provided in the Financing Agreement attached as an exhibit to this Form 8-K/A, Lucent Technologies Inc. has the right to demand registration of these shares by CommScope, Inc. beginning 120 days after issuance.

(6) Reflects the issuance of 10.2 million shares of CommScope, Inc. common stock to Lucent Technologies Inc. to fund CommScope Optical's purchase of an equity interest in and an interest bearing note of OFS
     BrightWave, LLC, calculated as follows:


           Total value of stock issued (note 1)                   $   203,388
           Less par value of common shares issued:
             Number of common shares issued            10,200
             Par value per share                  $      0.01
                                                 -------------
             Par value of common shares issued                 $        (102)
                                                              ----------------
           Additional paid-in capital                          $      203,286
                                                              ================

(7) Reflects the costs of issuing 10.2 million shares of CommScope, Inc. common stock to Lucent Technologies Inc. and the estimated costs of subsequent registration of those shares, which reduce the value of the stock recorded to CommScope, Inc.'s additional paid-in capital, as follows:

           Costs of equity issuance to Lucent
             Technologies Inc.                                 $          100
           Estimated costs of subsequent registration                     750
                                                              ----------------
           Total estimated costs of equity                     $          850
                                                              ================

                            OFS BRIGHTWAVE, LLC
                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            AS OF JUNE 30, 2001
                               (IN THOUSANDS)

                                                                                                  OFS
                                                           LUCENT                             BRIGHTWAVE,
                                                        FIBER OPTIC       ACQUISITION             LLC
                                                           CABLE          ADJUSTMENTS          PRO FORMA
                                                      -----------------  ---------------     ---------------
ASSETS:

Cash and cash equivalents........................          $     1,963       $     (893)(1)     $   151,070
                                                                                150,000 (2)
Accounts receivable, less allowance for
   doubtful accounts.............................              280,384         (214,092)(1)          66,292
Inventories......................................              208,127          (47,639)(1)         160,488
Prepaid expenses and other current assets........                6,798           (6,490)(1)             308
Deferred income taxes............................               30,139          (30,139)(1)               -
                                                      -----------------  ---------------     ---------------
       Total current assets......................              527,411         (149,253)            378,158

Property, plant and equipment, net...............              946,882         (136,129)(1)         810,753
Goodwill and other intangible assets, net........               20,285          (20,285)(1)           5,012
                                                                                  5,012 (3)
Investment in unconsolidated ventures............               18,948          (18,948)(1)               -
Prepaid pension costs............................              270,538         (270,538)(1)               -
Other assets.....................................               10,959          (10,901)(1)              58
                                                      -----------------  ---------------     ---------------

       TOTAL ASSETS..............................          $ 1,795,023       $ (601,042)        $ 1,193,981
                                                      =================  ===============     ===============

LIABILITIES AND STOCKHOLDERS' EQUITY:

Accounts payable.................................          $   135,937       $ (101,078)(1)     $    34,859
Other accrued liabilities........................              135,221         (135,152)(1)              69
Current portion of long-term debt................                2,830                -               2,830
                                                      -----------------  ---------------     ---------------
       Total current liabilities.................              273,988         (236,230)             37,758

Long-term debt, less current portion.............                4,814             (170)(1)         154,644
                                                                                150,000 (2)
Deferred income taxes............................              105,729         (105,729)(1)               -
Postretirement benefit obligations...............              282,071         (282,071)(1)               -
Other noncurrent liabilities.....................                4,694           (4,694)(1)               -
                                                      -----------------  ---------------     ---------------
       Total Liabilities.........................              671,296         (478,894)            192,402

Commitments and contingencies

Minority interest in consolidated joint ventures.               61,565             (663)(1)          60,902

Owner's investment...............................            1,062,162         (126,497)(1)         940,677
                                                                                  5,012 (3)
                                                      -----------------  ---------------     ---------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 1,795,023       $ (601,042)        $ 1,193,981
                                                      =================  ===============     ===============


---------------------

(1) Reflects adjustments to remove the assets and liabilities related to operations that will not be included in OFS BrightWave, LLC, as provided in the Memorandum of Understanding between The Furukawa Electric Co., Ltd. and CommScope, Inc. attached as an exhibit to this Form 8-K/A.

(2) Reflects a $30 million note payable to CommScope Optical and a $120 million note payable to The Furukawa Electric Co., Ltd. by OFS BrightWave, LLC. The notes represent borrowings under separate revolving credit agreements which have optional prepayment terms and expire on November 16, 2006. Interest accrues at a rate per annum equal to three-month LIBOR plus 1.75% and is payable quarterly.

(3) Reflects the preliminary allocation of the purchase price for OFS BrightWave, LLC based on the estimated fair value of the net assets acquired. The fair value is based on the assumption that the historical amounts of assets and liabilities recorded by Lucent Technologies Inc. as of June 30, 2001 represent their fair values at that date. The amount of goodwill and other intangible assets actually recorded may ultimately differ from these amounts, depending on the actual fair value of net assets determined by the final purchase price allocation. The preliminary purchase price allocation consists of the following:

          CommScope Optical equity investment                    $     173,388
          The Furukawa Electric Co., Ltd. equity investment            767,289
                                                                ---------------
              Total purchase price for equity investment               940,677
          Less: estimated fair value of net assets acquired           (935,665)
                                                                ---------------
          Excess of purchase price over estimated fair value
               of net assets acquired                            $       5,012
                                                                ===============



                              COMMSCOPE, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 2000
                               (IN THOUSANDS)

                                                                                                        COMMSCOPE,
                                                               COMMSCOPE,          ACQUISITION             INC.
                                                                  INC.             ADJUSTMENTS          PRO FORMA
                                                             ----------------     ---------------     ---------------

Net sales.............................................         $     950,026         $         -         $   950,026

Operating costs and expenses:
       Cost of sales..................................               698,972                   -             698,972
       Selling, general and administrative............                81,217                   -              81,217
       Research and development.......................                18,419                   -              18,419
       Amortization of goodwill.......................                 5,367                   -               5,367
                                                             ----------------     ---------------     ---------------
            Total operating costs and expenses........               803,975                   -             803,975
                                                             ----------------     ---------------     ---------------

Operating income......................................               146,051                   -             146,051

Other income, net.....................................                   484                   -                 484
Interest expense......................................               (10,214)                  -             (10,214)
Interest income.......................................                   559               1,125 (1)           1,477
                                                                                            (207)(2)
                                                             ----------------     ---------------     ---------------

Income before income taxes and equity in losses of
   OFS BrightWave, LLC................................               136,880                 918             137,798
Provision for income taxes before equity in losses of
   OFS BrightWave, LLC................................               (51,993)               (349)(3)         (52,342)
                                                             ----------------     ---------------     ---------------

Income before equity in losses of OFS
   BrightWave, LLC....................................                84,887                 569              85,456
Equity in losses of OFS BrightWave, LLC, net..........                     -              (3,585)(4)          (3,457)
                                                                                             128 (2)
                                                             ----------------     ---------------     ---------------

Net income............................................         $      84,887         $    (2,888)        $    81,999
                                                             ================     ===============     ===============


Net income per share:
       Basic                                                   $        1.66 (6)                         $      1.34 (6)
       Assuming dilution                                                1.60 (6)                                1.31 (6)

Weighted average shares outstanding:
       Basic                                                          51,142 (6)          10,200 (5)          61,342 (6)
       Assuming dilution                                              56,047 (6)          10,200 (5)          62,667 (6)

------------------------

(1) Represents CommScope Optical's interest income from a loan to OFS BrightWave, LLC. Interest accrues at a rate per annum equal to three-month LIBOR plus 1.75% and is payable quarterly. The pro forma interest income for the year ended December 31, 2000 is calculated using the current three-month LIBOR as follows:

          Loan amount                                        $       30,000
          Interest rate (LIBOR + 1.75%)           2.00%               3.75%
                                                             ---------------
          Interest income                                    $        1,125
                                                             ===============


(2) Represents the elimination of CommScope Optical's share of interest expense included in equity in losses of OFS BrightWave, LLC, related to CommScope Optical's loan to OFS BrightWave, LLC:

          Interest income (note 1)                           $        1,125
          CommScope Optical equity interest in OFS
               BrightWave, LLC                                        18.4%
                                                             ---------------
          Elimination of interest income, pretax                        207
          Tax effect at CommScope, Inc.'s
            effective rate                        38.0%                (79)
                                                             ---------------
          Elimination of equity in losses of OFS
               BrightWave, LLC, net of tax                   $          128
                                                             ===============

(3) Reflects the net change in the provision for income taxes at CommScope, Inc.'s effective tax rate of 38% resulting from the adjustments to income before income taxes and equity in losses of OFS BrightWave, LLC.

(4)  Represents CommScope Optical's equity in losses of OFS BrightWave, LLC:

          OFS BrightWave, LLC net loss                       $     (19,486)
          CommScope Optical equity interest in
            OFS BrightWave, LLC                                       18.4%
                                                             ---------------
          CommScope Optical equity in losses of
            OFS BrightWave, LLC                              $      (3,585)
                                                             ===============

(5) Reflects the number of shares of CommScope, Inc. common stock issued to Lucent Technologies Inc. to fund CommScope Optical's acquisition of an 18.4% equity interest in OFS BrightWave, LLC and purchase of an interest bearing note of OFS BrightWave, LLC.

(6)  Calculation of net income per share:



     Numerator:
          Net income for basic net income per share               $ 84,887            $      -            $ 81,999
          Convertible debt interest and amortization,
               net of tax                                            4,714              (4,714)(7)               -
                                                           ----------------     ---------------     ---------------
          Net income available to common stockholders
               for diluted net income per share                   $ 89,601            $ (4,714)           $ 81,999
                                                           ================     ===============     ===============
     Denominator:
          Weighted average number of common shares
               outstanding for basic net income per share           51,142              10,200              61,342
          Effect of dilutive securities:
               Convertible debt                                      3,580              (3,580)(7)               -
               Employee stock options                                1,325                   -               1,325
                                                           ----------------     ---------------     ---------------
          Weighted average number of common and
               potential common shares outstanding for
               diluted net income per share                         56,047               6,620              62,667
                                                           ================     ===============     ===============

(7) As a result of reduced net income after effect of equity in losses of OFS BrightWave, LLC, the convertible debt was not dilutive on a pro forma basis.


                            OFS BRIGHTWAVE, LLC
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                   FOR THE YEAR ENDED SEPTEMBER 30, 2000
                               (IN THOUSANDS)

                                                                                                 OFS
                                                          LUCENT                             BRIGHTWAVE,
                                                       FIBER OPTIC       ACQUISITION             LLC
                                                          CABLE          ADJUSTMENTS          PRO FORMA
                                                     -----------------  ---------------     ---------------

Net sales........................................      $    1,399,910    $    (200,938)(1)   $   1,198,972

Operating costs and expenses:
       Cost of sales.............................           1,117,045          (24,915)(1)       1,092,130
       Selling, general and administrative.......             160,206          (64,795)(1)          95,411
       Research and development..................              37,380          (25,656)(1)          11,724
       Amortization of goodwill..................               2,845           (2,612)(1)             233
                                                     -----------------  ---------------     ---------------
            Total operating costs and expenses...           1,317,476         (117,978)          1,199,498
                                                     -----------------  ---------------     ---------------

Operating income (loss)..........................              82,434          (82,960)               (526)

Other income (expense), net......................                 399           (4,171)(1)          (3,772)
Interest expense.................................              (1,534)           1,325 (1)          (5,834)
                                                                                (5,625)(2)
                                                     -----------------  ---------------     ---------------

Income (loss) before income taxes, minority
   interest and equity in earnings of
   unconsolidated joint ventures.................              81,299          (91,431)            (10,132)
(Provision) benefit for income taxes before
   minority interest and equity in earnings of
   unconsolidated joint ventures.................             (30,176)          33,696 (3)           3,520
                                                     -----------------  ---------------     ---------------

Income (loss) before minority interest and
   equity in earnings of unconsolidated
   joint ventures................................              51,123          (57,735)             (6,612)
Minority interest, net...........................             (10,041)          (2,833)(1)         (12,874)
Equity in earnings of unconsolidated joint
   ventures, net.................................               1,005           (1,005)(1)               -

                                                     -----------------  ---------------     ---------------

Net income (loss)................................      $       42,087    $     (61,573)      $     (19,486)
                                                     =================  ===============     ===============

------------------------

(1) Reflects adjustments to remove activity related to operations that will not be included in OFS BrightWave, LLC, as provided in the Memorandum of Understanding between The Furukawa Electric Co., Ltd. and CommScope, Inc. attached as an exhibit to this Form 8-K/A


(2) Represents interest expense on a $30 million loan made by CommScope Optical and a $120 million loan made by The Furukawa Electric Co., Ltd. to OFS BrightWave, LLC. Interest accrues at a rate per annum equal to three-month LIBOR plus 1.75% and is payable quarterly. The pro forma interest expense for the year ended September 30, 2000 is calculated using the current three-month LIBOR as follows:

          Loan amount                                         $     150,000
          Interest rate (LIBOR + 1.75%)              2.00%            3.75%
                                                             ---------------
           Interest expense                                   $       5,625
                                                             ===============

(3) Reflects the net change in the (provision) benefit for income taxes at Lucent Fiber Optic Cable's effective tax rate of 37% resulting from the adjustments to income (loss) before income taxes. Although OFS BrightWave, LLC is a pass-through entity and does not incur taxes, it conducts most of its operations through a wholly-owned C-corporation. This C-corporation is taxable and the pro forma financials reflect the estimated provision for income taxes accordingly.



                              COMMSCOPE, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                               (IN THOUSANDS)

                                                                                                        COMMSCOPE,
                                                               COMMSCOPE,          ACQUISITION             INC.
                                                                  INC.             ADJUSTMENTS          PRO FORMA
                                                             ----------------     ---------------     ---------------

Net sales.............................................         $     594,961         $         -         $   594,961

Operating costs and expenses:
       Cost of sales..................................               449,910                   -             449,910
       Selling, general and administrative............                61,564                   -              61,564
       Research and development.......................                 5,459                   -               5,459
       Amortization of goodwill.......................                 4,023                   -               4,023
       Terminated acquisition costs...................                 9,294                   -               9,294
       Impairment charges for fixed assets
          and investments.............................                12,615                   -              12,615
                                                             ----------------     ---------------     ---------------
            Total operating costs and expenses........               542,865                   -             542,865
                                                             ----------------     ---------------     ---------------

Operating income......................................                52,096                   -              52,096

Other expense, net....................................                  (603)                  -                (603)
Interest expense......................................                (6,285)                  -              (6,285)
Interest income.......................................                   669                 844 (1)           1,358
                                                                                            (155)(2)
                                                             ----------------     ---------------     ---------------

Income before income taxes and equity in earnings of
   OFS BrightWave, LLC................................                45,877                 689              46,566
Provision for income taxes before equity in earnings of
   OFS BrightWave, LLC................................               (16,975)               (255)(3)         (17,230)
                                                             ----------------     ---------------     ---------------

Income before equity in earnings of OFS
   BrightWave, LLC....................................                28,902                 434              29,336
Equity in earnings of OFS BrightWave, LLC, net........                     -              (1,695)(4)          (1,793)
                                                                                              98 (2)
                                                             ----------------     ---------------     ---------------

Net income............................................         $      28,902         $    (2,226)        $    31,128
                                                             ================     ===============     ===============


Net income per share:
       Basic                                                   $        0.56 (6)                         $      0.51 (6)
       Assuming dilution                                                0.55 (6)                                0.50 (6)

Weighted average shares outstanding:
       Basic                                                          51,384 (6)          10,200 (5)          61,584 (6)
       Assuming dilution                                              52,208 (6)          10,200 (5)          62,408 (6)

------------------------

(1) Represents CommScope Optical's interest income from a loan to OFS BrightWave, LLC. Interest accrues at a rate per annum equal to three-month LIBOR plus 1.75% and is payable quarterly. The pro forma interest income for the nine months ended September 30, 2001 is calculated using the current three-month LIBOR as follows:

          Loan amount                                         $      30,000
          Interest rate (LIBOR + 1.75%)              2.00%            3.75%
                                                             ---------------
           Adjust annual interest to nine months                       9/12
           Interest income, nine months                       $         844
                                                             ===============


(2) Represents the elimination of CommScope Optical's share of interest expense included in equity in losses of OFS BrightWave, LLC, related to CommScope Optical's loan to OFS BrightWave, LLC:

          Interest income, nine months (note 1)                          $         844
          CommScope Optical equity interest in OFS
            BrightWave, LLC                                                       18.4%
                                                                         ---------------
          Elimination of interest income, pretax                                   155
          Tax effect at CommScope, Inc.'s effective rate     37.0%                 (57)
                                                                         ---------------
          Elimination of equity in earnings of OFS
            BrightWave, LLC, net of tax                                  $          98
                                                                         ===============

(3) Reflects the net change in the provision for income taxes at CommScope, Inc.'s effective tax rate of 37% resulting from the adjustments to income before income taxes and equity in earnings of OFS BrightWave, LLC.

(4)  Represents CommScope Optical's equity in earnings of OFS BrightWave,
     LLC:

          OFS BrightWave, LLC net income                                 $        9,211
          CommScope Optical equity interest in OFS BrightWave, LLC                18.4%
                                                                         ---------------
          CommScope Optical equity in earnings in OFS BrightWave, LLC    $       1,695
                                                                         ===============

(5) Reflects the number of shares of CommScope, Inc. common stock issued to Lucent Technologies Inc. to fund CommScope Optical's acquisition of an 18.4% equity interest in OFS BrightWave, LLC and purchase of an interest bearing note of OFS BrightWave, LLC.

(6)  Calculation of net income per share:
     Numerator:

        Net income for basic and diluted net income
           per share                                         $     28,902     $     -     $     31,128

     Denominator:
        Weighted average number of common shares
          outstanding for basic net income per share               51,384        10,200         61,584
        Dilutive effect of employee stock options                     824           -              824
                                                             -------------    ----------  -------------
        Weighted average number of common and
          potential common shares outstanding for
          diluted net income per share                             52,208        10,200         62,408
                                                             =============    ==========  =============



                            OFS BRIGHTWAVE, LLC
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                    FOR THE NINE MONTHS ENDED JUNE 30, 2001
                              (in thousands)
                                                                                                  OFS
                                                          LUCENT                              BRIGHTWAVE,
                                                       FIBER OPTIC        ACQUISITION             LLC
                                                          CABLE           ADJUSTMENTS          PRO FORMA
                                                     -----------------  ----------------     --------------

Net sales..........................................    $    1,135,249    $     (190,381)(1)  $     944,868

Operating costs and expenses:
       Cost of sales...............................           830,176             9,275 (1)        839,451
       Selling, general and administrative.........           103,346           (44,815)(1)         58,531
       Research and development....................            36,804           (25,277)(1)         11,527
       Amortization of goodwill....................             2,272            (2,272)(1)              -
                                                     -----------------  ----------------     --------------
            Total operating costs and expenses.....           972,598           (63,089)           909,509
                                                     -----------------  ----------------     --------------

Operating income...................................           162,651          (127,292)            35,359

Other income (expense), net........................              (516)              875 (1)            359
Interest expense...................................              (874)              874 (1)         (4,219)
                                                                                 (4,219)(2)
                                                     -----------------  ----------------     --------------

Income before income taxes, minority
   interest and equity in earnings of
   unconsolidated joint ventures...................            161,261          (129,762)            31,499
Provision for income taxes before minority
   interest and equity in earnings of
   unconsolidated joint ventures...................           (55,635)           44,857 (3)        (10,777)
                                                     -----------------  ----------------     --------------

Income before minority interest
   and equity in earnings of unconsolidated
   joint ventures..................................           105,626           (84,904)            20,722
Minority interest, net.............................           (11,511)                -            (11,511)
Equity in earnings of unconsolidated joint
   ventures, net...................................             1,580            (1,580)(1)              -

                                                     -----------------  ----------------     --------------

Net income.........................................          $ 95,695         $ (86,484)           $ 9,211
                                                     =================  ================     ==============
------------------------

(1) Reflects adjustments to remove the activity related to operations that will not be included in OFS BrightWave, LLC, as provided in the Memorandum of Understanding between The Furukawa Electric Co., Ltd. and CommScope, Inc. attached as an exhibit to this Form 8-K/A.


(2) Represents interest expense on a $30 million loan made by CommScope Optical and a $120 million loan made by The Furukawa Electric Co., Ltd. to OFS BrightWave, LLC. Interest accrues at a rate per annum equal to three-month LIBOR plus 1.75% and is payable quarterly. The pro forma interest expense for the nine months ended June 30, 2001 is calculated using the current three-month LIBOR as follows:


       Loan amount                                                       $      150,000
       Interest rate (LIBOR + 1.75%)                            2.00%             3.75%
       Adjust annual interest to nine months                                       9/12
                                                                        ----------------
       Interest expense, nine months                                     $        4,219
                                                                        ================

(3 ) Reflects the net change in the provision for income taxes at Lucent Fiber Optic Cable's effective tax rate of 34.5% resulting from the adjustments to income before income taxes. Although OFS BrightWave, LLC is a pass-through entity and does not incur taxes, it conducts most of its operations through a wholly-owned C-corporation. This C-corporation is taxable and the pro forma financials reflect the estimated provision for income taxes accordingly.
